THIS SECURED SUBORDINATED PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT FOR DISTRIBUTION AND MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN COMPLIANCE WITH THE SECURITIES ACT OF l933, AS AMENDED (THE "ACT").

REPAYMENT AND ENFORCEMENT OF THIS NOTE ARE EXPRESSLY SUBJECT TO THOSE CERTAIN SUBORDINATION AGREEMENTS OF EVEN DATE EXECUTED BY THE HOLDERS AND THE COMPANY IN FAVOR OF MANUFACTURERS AND TRADERS TRUST COMPANY.

                                DCAP GROUP, INC.

                                  July 10, 2003


                      SECURED SUBORDINATED PROMISSORY NOTE

                              Due January 10, 2006

     DCAP GROUP, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to _________________ or order (the "Holder") on the10th day of January, 2006 (the "Maturity Date") at the offices of the Company, 1158 Broadway, Hewlett, New York, the principal sum of ______________________ DOLLARS ($__________) in such coin or currency of the
United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest on said principal sum at the rate of twelve and five-eighths percent (12.625%) per annum from the date hereof through the Maturity Date. Interest on the principal balance of this Secured Subordinated Promissory Note ("Note") shall be payable on each July 10 and January 10 commencing on January 10, 2004.

     1. Series of Notes. This Note is one of a series of Notes, identical in form (the "Notes"), in the aggregate principal amount of $3,500,000. All Notes in such series shall rank equally and ratably without preference or priority of any said Notes over any others thereof.

     2. Registered Owner. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. Subject to the provisions hereof, the registered owner of this Note shall have the right to transfer it by assignment and the transferee thereof, upon its registration as owner of this Note, shall become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its offices together with the Note Assignment Form attached hereto duly executed. In case of transfers by operation of law, the transferee shall notify the Company of such transfer and of its address, and shall submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the

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Company by the Holder on the surrender  hereof,  duly  endorsed.  Communications sent to any  registered  owner  shall be  effective  as against  all  holders or
transferees   of  this  Note  not   registered   at  the  time  of  sending  the
communication.

     3. Security; Subordination; Representative.

          3.1 Security. The payment of all amounts due under this Note is secured by (a) a security interest in the assets of Payments Inc., a wholly-owned subsidiary of the Company ("Payments"), pursuant to a certain
Security Agreement of even date between Payments and the holders of the Notes (the "Holders") (the "Security Agreement"), and (b) a pledge by the Company to the Holders of all the outstanding shares of common stock of Payments pursuant to a certain Pledge Agreement of even date between the Company and the Holders (the "Pledge Agreement").

          3.2 Subordination. REPAYMENT AND ENFORCEMENT OF THIS NOTE ARE EXPRESSLY SUBJECT TO THOSE CERTAIN SUBORDINATION AGREEMENTS OF EVEN DATE EXECUTED BY THE HOLDERS AND THE COMPANY IN FAVOR OF MANUFACTURERS AND TRADERS TRUST COMPANY.

          3.3 Representative. Pursuant to an Appointment of Representative dated as of July 2, 2003, Jack Seibald (the "Representative") has been appointed the representative and attorney-in-fact for the Holders with respect to the Notes, the Security Agreement and the Pledge Agreement.

     4. Redemption.

          4.1 Redemption Right. The Holder, by its acceptance of this Note, hereby acknowledges that, at any time, and from time to time, prior to the Maturity Date, the Company may, at its option, by written notice given to the Representative, elect to redeem and prepay all or any portion of the outstanding principal indebtedness evidenced by this Note. Any such notice of the Company's election to redeem and prepay as provided for hereinabove shall indicate the principal amount to be redeemed and prepaid (the "Redemption Amount") and shall be given not less than thirty (30) days prior to the date fixed in such notice as the date for the redemption of this Note (the "Redemption Date"). Notwithstanding the foregoing, the Redemption Date may not be earlier than the first anniversary of the date hereof.

          4.2 Interest. In the event the Company so elects to redeem and prepay this Note, in whole or in part, pursuant to Section 4.1 hereof, it shall pay to the Holder, in addition to the principal amount being prepaid, accrued interest thereon through the Redemption Date.

          4.3 Obligations. On the Redemption Date, this Note shall be due and payable to the extent provided for in Sections 4.1 and 4.2 hereof and, if the remaining balance of the principal amount of this Note is payable on the Redemption Date, the Holder shall tender to the Company this Note for cancellation. Effective with the Redemption Date, with respect to the

Redemption Amount, interest will cease to accrue, and the only right of the Holder shall be to receive the amount payable upon redemption.

     5. Events of Default. If the Company shall (i) fail to make any payment due hereunder and such failure shall continue unremedied for a period of fifteen
(15) days following  receipt of written notice thereof from the  Representative;
(ii) admit in writing its  inability to pay its debts  generally as they mature;
(iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors; (vi) take advantage of any bankruptcy, insolvency or readjustment of debt law or statute or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; (vii) apply for or consent to the appointment of a receiver, trustee or liquidator for all or substantially all of its assets; or (vii) have an involuntary case commenced against it under the Federal bankruptcy laws, which case is not dismissed or stayed within sixty (60) days (each an "Event of Default"), then, at any time thereafter and unless such Event of Default shall have been cured or shall have been waived in writing by the Holder or the Representative, the Representative may, by written notice to the Company, declare the entire unpaid principal amount of this Note then outstanding, together with accrued interest thereon, to be forthwith due and payable, whereupon the same shall become forthwith due and payable.

     6. Investment Intent. The Holder, by its acceptance hereof, hereby represents and warrants that this Note is being acquired for investment purposes only and without a view to the distribution thereof, and may be transferred only in compliance with the Act.

     7. Transfer to Comply with the Securities Act of l933. This Note may not be sold or otherwise disposed of except as follows: (a) to a person or entity to whom this Note may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto or (b) to any person or entity upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

     8. Costs of Collection. In the event the Company shall default in the payment of this Note when due, then the Company shall pay, in addition to unpaid principal, interest, and premium, if applicable, all the costs and expenses incurred in effecting collection hereunder, including reasonable attorneys' fees.

     9. Applicable Law. This Note is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of New York, excluding choice of law rules thereof.

     10. Notices. Any notice required or permitted to be given pursuant to this Note shall be deemed to have been duly given when delivered by hand or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or telecopier as follows:

                  If to the Holder:

                  c/o Jack Seibald
                  1336 Boxwood Drive West
                  Hewlett Harbor, NY 11557
                  Facsimile No.: (516) 569-7453

                  With a copy to:

                  Bryan Cave Robinson Silverman
                  Bryan Cave LLP
                  1290 Avenue of the Americas
                  New York, NY  10104
                  Attn: Robert G. Leonard, Esq.
                  Facsimile No.: (212) 541-4630

                  If to the Company:

                  1158 Broadway
                  Hewlett, NY 11557
                  Attn:  Chief Executive Officer
                  Facsimile No.:  (516) 295-7216

                  With a copy to

                  Certilman Balin Adler & Hyman, LLP
                  90 Merrick Avenue
                  East Meadow, NY 11554
                  Attn: Fred Skolnik, Esq.
                  Facsimile No.: (516) 296-7111

or at such other address as the Holder or the Company shall designate by notice to the other given in accordance with this Section 10.

     11. Miscellaneous. This Note evidences the entire obligation of the Company with respect to the repayment of the principal amount hereof and the other matters provided for herein. No provision of this Note may be modified except by an instrument in writing signed by the Company and the Representative. Payment of interest due under this Note prior to the Maturity Date or Redemption Date, as the case may be, shall be made to the registered Holder of this Note. Payment of principal and interest due upon redemption or maturity shall be made to the registered Holder of this Note on or after the Redemption Date or Maturity Date, as the case may be, contemporaneous with and upon presentation of this Note for payment. No interest shall be due on this Note for such period of time that may elapse between the Redemption Date or Maturity Date, as the case may be, and its presentation for payment. Notwithstanding the foregoing, it shall not be necessary for the Holder to present this Note for payment in the event of a partial redemption of this Note.


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



     IN WITNESS WHEREOF, the Company has caused this Note to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                        DCAP GROUP, INC.


                                        By:___________________________
                                           Barry Goldstein
                                           Chief Executive Officer

                                DCAP GROUP, INC.

                      SECURED SUBORDINATED PROMISSORY NOTE

                              DUE JANUARY 10, 2006

                              NOTE ASSIGNMENT FORM

                               FOR VALUE RECEIVED

     The undersigned -------------- (please print or typewrite name of assignor) hereby sells, assigns and transfers unto -------------- (please print or typewrite name, address and social security or taxpayer identification number, if any, of assignee) the within Secured Subordinated Promissory Note of DCAP Group, Inc., dated July 10, 2003, in the original principal amount of $-------- and hereby authorizes the Company to transfer this Note on its books.


If the Holder is an individual:     If the Holder is not an individual:
------------------------------      ----------------------------------

---------------------------------   ------------------------------------
Name(s) of Holder                   Name of Holder

---------------------------------   By:---------------------------------
Signature of Holder                    Signature of Authorized Representative

---------------------------------   ------------------------------------
Signature, if jointly held          Name and Title of Authorized Representative

---------------------------------   ------------------------------------
Date                                Date




                         -------------------------------
                            (Signature(s) guaranteed)





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